SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MID-COAST BANCORP, INC.
---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed  on  table below per  Exchange Act  Rules  14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
         (5)   Total fee paid:

               ---------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

               ---------------------------------------------------------------



                           MID-COAST BANCORP, INC.
                       1768 Atlantic Highway, Box 589
                           Waldoboro, Maine 04572
                          Telephone (207) 832-7521


      Notice of Annual Meeting of Shareholders to be held July 28, 1999

      NOTICE IS HEREBY GIVEN to the shareholders of Mid-Coast Bancorp, Inc. ("Bancorp" or the "Holding Company") that the Annual Meeting of Shareholders will be held at 3:00 p.m. on the 28th day of July, 1999 at the Samoset Resort, Rockport, Maine, for the following purposes:

1.    To vote upon the election of three directors for a three-year term;

2. To ratify the appointment of Baker Newman & Noyes, Limited Liability Company, as Independent Auditors to Bancorp for the fiscal year ending March 31, 2000; and

3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

      The date fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 1, 1999.


                                       By Order of the Board of Directors,


                                       /s/ Robert E. Carter, Jr.

                                       ROBERT E. CARTER, JR.
                                       Senior Vice President
                                       Chief Operations Officer

June 18, 1999
Waldoboro, Maine



THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.


                           MID-COAST BANCORP, INC.
                       1768 Atlantic Highway, Box 589
                           Waldoboro, Maine 04572
                          Telephone: (207) 832-7521


                               PROXY STATEMENT

                              GENERAL STATEMENT


      We have sent you this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of the Holding Company for use at the Annual Meeting of Shareholders to be held July 28, 1999, and at any adjournment(s) or postponements thereof (the "Meeting"). The Meeting will be held at 3:00 p.m. at the Samoset Resort, Rockport, Maine. The approximate date of mailing of this Proxy Statement is June 18, 1999.

RECORD DATE; VOTE REQUIRED FOR APPROVAL; SHAREHOLDER PROPOSAL

      All persons who were shareholders of Bancorp at the close of business on June 1, 1999 (the "Record Date") will be entitled to cast votes at the Meeting. You may vote your shares by proxy or in person. As of the Record Date, Bancorp had 715,482 shares of common stock, $1.00 par value outstanding. You are entitled to one vote at the meeting for each share of common stock you own as of the record date.

      Holders of one-third of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the Meeting. All matters to be voted on must be approved by the holders of a majority of the votes cast in person or by proxy at the meeting. Abstentions, votes withheld from nominees for directors and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting for purposes of transacting business. With respect to matters to be voted on at the Meeting, in determining whether the requisite number of holders have approved any such matter, abstentions, as well as votes for and against the matter, but not broker non-votes, will be included in the denominator or base against which the number of favorable votes will be measured.

      To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified in the Notice of the Annual Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no matters that may be presented at the Meeting, other than those listed in the Notice of the Annual Meeting.

      You may revoke your proxy at any time before it is exercised by delivering to the Vice President of the Holding Company (Robert E. Carter, Jr., Mid-Coast Bancorp, Inc., 1768 Atlantic Highway, Box 589, Waldoboro, Maine 04572) written instructions revoking it. A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. A proxy executed by a shareholder who attends the Meeting will be revoked only if the shareholder delivers written instructions to that effect to the Secretary prior to the beginning of the voting.

      In addition to the solicitation of proxies through the mail, proxies may be solicited by officers, directors and regular employees of the Holding Company personally, by telephone or by further correspondence. The cost of soliciting proxies from shareholders will be borne by the Holding Company.

      A shareholder who wishes to present a proposal for action at the next Annual Meeting of Shareholders of the Holding Company must submit a written proposal to the Secretary of the Holding Company at its office, 1768 Atlantic Highway, Box 589, Waldoboro, Maine 04572 on or before February 18, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"), it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      To the knowledge of management of Bancorp, the following shareholders beneficially owned, directly or indirectly, more than 5% of Bancorp's common stock as of May 14, 1999.

                                            Amount and Nature        Percent
Name and Address of Beneficial Owner     of Beneficial Ownership     of Class
------------------------------------     -----------------------     --------

Wesley E. Richardson                            37,200(1)             5.03%
893 North Pond Road
Warren, Maine 04864


<F1>  Includes 1,185 shares of common stock subject to options granted to
      Mr. Richardson, all of which are immediately exercisable. Also includes 7,200 shares granted under the Recognition and Retention
      Plan of Mid-Coast Bancorp, Inc.



      The following table sets forth the amount and percentage of Bancorp's common stock beneficially owned, directly or indirectly, by directors and executive officers of the Holding Company individually, and by directors and executive officers of the Holding Company as a group as of May 14, 1999.

                                AMOUNT AND
                                 NATURE OF
                                BENEFICIAL        PERCENT
          NAME                OWNERSHIP(1)(2)     OF CLASS
          ----                ---------------     --------

  Robert E. Carter, Jr.           7,335(3)          0.95%
  Samuel Cohen                   28,123(4)          3.93%
  Sharon E. Crowe                 6,144(5)          0.61%
  Ronald E. Dolloff               9,066(6)          1.27%
  Lincoln O. Orff                26,006(7)          3.63%
  Wesley E. Richardson           37,200(8)          5.03%
  George Seaver                     820             0.11%
  Robert W. Spear                17,484(9)          2.34%
  Peter Van Alstine               1,020             0.14%
  Waite Weston                   16,385(10)         2.29%

Total owned by directors
and executive officers as
a group (10 persons)            149,583            20.31%



--------------------
<F1>  All shares are held individually unless otherwise indicated.
<F2>  Includes restricted stock awards of 900 shares of Common Stock made to the outside directors (except, Directors George Seaver and Peter Van
      Alstine) under the Recognition and Retention Plan of Mid-Coast
      Bancorp, Inc.  ("RRP").  Under the RRP, Messrs. Richardson and Carter
      were also granted restricted stock awards of 7,200 and 4,200 shares of common stock, respectively. Each recipient of a restricted stock award has sole voting, but no investment power, over the shares of common stock covered by the award.  The restricted stock awards vest in 20%
      increments on an annual basis, with the first installment vesting on
      April 1, 1998.  Directors Van Alstine and Seaver were awarded 720 shares each.  Their restricted stock awards vest in 20% increments on an annual basis with the first installment vesting on April 1, 1999.
<F3>  Includes 978 shares held individually by spouse, for which Mr. Carter disclaims beneficial ownership, 789 shares held by his son, 504 shares held by another son, over which Mr. Carter exercises voting and investment control, and 537 stock options which are exercisable within
      60 days.
<F4>  Includes 26,103 shares held jointly with spouse.
<F5>  Includes 1,779 options which are exercisable within 60 days.
<F6>  Includes  7,566 shares held jointly with spouse.
<F7>  Includes 24,009 shares held jointly with spouse.
<F8>  Includes 7,956 shares held jointly with spouse, 3,612 shares held individually by spouse, for which Mr. Richardson disclaims beneficial ownership, and 1,185 stock options which are immediately exercisable.
<F9>  Includes 6,195 shares held jointly with spouse, 768 shares held individually by spouse and 735 stock options which are exercisable within 60 days.
<F10> Includes 13,034 shares held jointly with spouse.



PROPOSAL 1 - ELECTION OF DIRECTORS

      The Board of Directors has nominated three persons for election as directors at the Meeting. All of the nominees currently serve on the Holding Company's Board of Directors. If you elect the nominees, they will hold office until the Meeting in 2002, or until their successors have been elected. There are no arrangements or understandings between any nominee or director and any other person pursuant to which any such person was or is selected as a director or nominee.

Nominees for Three-Year Term Expiring 2002

                                     Director
                             Age      Since       Position
                             ---     --------     --------

         Samuel Cohen        58        1990       Director
         Ronald Dolloff      62        1988       Director
         Lincoln O. Orff     67        1990       Director


SAMUEL COHEN is an attorney in Waldoboro. He is currently a member of the American Legion, the Masons, the Lincoln County Bar Association and the Maine Trial Lawyers Association. Mr. Cohen is also a member of the Maine and Massachusetts Bars.

RONALD E. DOLLOFF has been employed in education since 1956 and is a retired member of the Maine and National Secondary Principals Associations. Mr. Dolloff is a former selectman, assessor and acting Town Manager of Waldoboro and currently serves as treasurer, organist and minister of the Waldoboro United Methodist Church.

LINCOLN O. ORFF is a real estate broker in Jefferson, Maine. He is a Past Master of the Riverside Lodge, Past Patron of the Eastern Star and the former owner of the Tilton Agency, an insurance agency located in Jefferson, Maine. He served 34 years as First Selectman of Jefferson and he also serves as the secretary of The Windsor Agricultural Fair.

While management has no reason to believe that the nominee for the office of director will, prior to the date of the meeting, refuse or become unable to accept the nomination, if such nominee should refuse or become unable to accept, it is the intention of the persons named in the proxy to vote for such other person or persons for office of director as management may recommend.


CONTINUING DIRECTORS

                         Director      Term
Name                      Since*      Expires     Age
----                     --------     -------     ---

Sharon E. Crowe            1994        2000       44
Wesley E. Richardson       1989        2001       56
George Seaver              1998        2001       50
Robert W. Spear            1976        2000       58
Peter Van Alstine          1998        2001       54
Waite W. Weston            1967        2000       58


<F*>  Includes service as director of the Bank prior to the formation of the
      Holding Company.


SHARON E. CROWE, is a communications specialist currently employed by Sebasticook Valley Hospital.
Ms. Crowe serves on the Board of Directors for the United Way of Mid-Maine, is a former member and past president of Rockland Rotary Club and is a Rotary International Paul Harris Fellow. She is also an alumnus of the Leadership Maine Program.

WESLEY E. RICHARDSON has been President, Chief Executive Officer and Treasurer of the Bank since 1985. He is a former Vice President of Tanglewood, a 4H camp, a former trustee of Northeast Healthcare and a member of the Rockland Rotary.

GEORGE SEAVER since 1992 has been Vice President and part owner of Ocean Organics Corporation, a company providing specialty organic fertilizers for golf courses. In addition, Mr. Seaver manages Waldoboro Environmental Park, a small business park, is a former treasurer of the Maine Seaweed Council, serves on the Board of Directors of the Dutch Neck Cemetery Association and is a member of the Waldo Theatre Board of Directors. He is a former member of the Maine School Administrative District 40 school Board of Directors.

ROBERT W. SPEAR, Vice Chairman of the Board, owns and operates Spear Farm, Inc., a 450 acre dairy and crop operation. Mr. Spear served 16 years on the Board of Selectmen for the Town of Nobleboro, Maine, and 18 years as a State Representative for District 59 in the Maine House of Representatives. Mr. Spear currently serves as the State of Maine Commissioner of Agriculture.

PETER VAN ALSTINE, in 1978, founded and remains principal of Peter Van Alstine Insurance and Financial Services providing a variety of Insurance and financial services to individuals and businesses. Mr. Van Alstine is a trustee and treasurer of Northeast Health.

WAITE W. WESTON, the Chairman of the Board, owns and operates Weston's Hardware, a family business that has been in existence since 1921.


The Board of Directors and Its Committees

      As required by Section 14 of Article II of the Holding Company's bylaws, only persons who are nominated in accordance with the procedures set forth in section 14 shall be eligible for election as directors. No nominations for directors (except those made by or at the direction of the board of directors) shall be voted upon at the Meeting unless shareholders submit in writing and deliver such nominations to the principal executive offices of the Holding Company not less than 30 nor more than 90 days prior to the date of the Meeting. In the event that less than 40 days prior notice or public disclosure of the date of the Meeting is given to shareholders, written nominations by shareholders must be delivered to the principal executive offices no later than the close of business on the tenth day following the day on which notice of the annual meeting was given.

      During the Holding Company's fiscal year ended March 31, 1999, the Board of Directors held 11 regular meetings. The directors of the Holding Company do not receive any fees from the Holding Company for attendance at these meetings.

      The Chairman and Vice Chairman of the Board of Directors of the Bank receive annual retainers of $2,000 and $1,000, respectively. Directors of the Bank receive $250 for each board meeting attended, and $50 for each committee meeting attended. Committee appointments are made yearly in August of the given fiscal year. The Bank's Board of Directors met 13 times and during the fiscal year ended March 31, 1999; each director attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of which such director was a member.

      The Bank has an Executive Committee which consists of Messrs. Spear, Weston, Dolloff, Cohen and Richardson. The Executive Committee, when the Board of Directors is not in session, may exercise certain powers of the Board of Directors. During the fiscal year, the Executive Committee met 19 times.

      The Holding Company's Audit Committee consists of Messrs. Weston, Spear, Van Alstine and Orff. The audit committee ensures that internal controls are adequate and that financial disclosures made by management portray the Holding Company's and the Bank's financial condition and results of operations. The committee also maintains contact with, and nominates, the independent auditor. During the fiscal year, the Audit Committee met five times.

      Finally, the Bank has a Compensation Committee, which is responsible for establishing guidelines for management and employee compensation. The Compensation Committee met 11 times during the fiscal year ended March 31, 1999. The Compensation Committee consists of Ms. Crowe and Messrs. Orff, Dolloff and Richardson. Mr. Richardson abstains from voting on all matters relating to his compensation.


Executive Officers Who Are Not Directors

ROBERT E. CARTER, JR., 48, has been Senior Vice President and Chief Operations Officer since 1999; prior to that Mr. Carter served as Vice President of the Bank and Vice President of the Holding Company since its incorporation. Mr. Carter is a director of Mid-Coast Children's Services, a pre-school agency for children with special needs, President of Knox Suburban Little League, and chairman of a local scholarship committee.

Executive Compensation

      During the fiscal year ended March 31, 1999, the Holding Company did not pay any compensation to its officers and directors.

      The following table provides certain summary information concerning compensation paid or accrued by the Bank to or on behalf of the Holding Company's President, Treasurer and Chief Executive Officer for the last three fiscal years ended March 31, 1999.

                                    Annual Compensation                                  Long Term Compensation
                        --------------------------------------------    --------------------------------------------------------
                                                                                  Awards              Payouts
                                                                        --------------------------    -------
                                                          Other         Restricted     Securities
      Name and                                           Annual           Stock        Underlying      LTIP         All Other
 Principal Position     Year    Salary     Bonus     Compensation(1)     Award(2)     Options/SARs    Payouts    Compensation(3)
 ------------------     ----    ------     -----     ---------------    ----------    ------------    -------    ---------------

Wesley E. Richardson    1999    $86,991    $5,109        $3,600           ------         ------       ------         $3,456
President, Treasurer    1998    $86,991    $6,531        $3,600          $46,800         ------       ------         $2,195
and CEO                 1997    $82,067     -----        $3,600           ------         ------       ------         $2,637


<F1>  Includes an annual mileage allowance for Mr. Richardson.
<F2>  Pursuant to the RRP, Mr. Richardson was awarded 7,200 shares of restricted stock, as of July 16, 1997, which vest in 20% increments on an annual basis, with the first installment vesting on April 1, 1998.
      The dollar amounts shown in the table of 1998 are based the closing price of a share of common stock on July 16, 1997, which was $6.50.
      The aggregate fair market value of the restricted stock awards made to Mr. Richardson was $59,832 at March 31, 1999, based on a closing price of $8.31 per share. Dividends attributable to such shares are paid to individuals on the payment date for such dividends.
<F3>  Includes amounts paid on behalf of Mr. Richardson for group life insurance and medical coverage and any matching contributions made to the 401(k) plan on his behalf.



Compliance with Section 16(a) of the Exchange Act

      Section 16 of the Exchange Act requires the Holding Company's executive officers and directors, and any person owning more than ten percent (10%) of a class of the Holding Company's stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission ( "SEC").

      Director Waite Weston failed to file a Form 4 in a timely manner reporting the purchase of 2,000 shares of common stock. The transaction has been reported on Form 5, and Director Weston is now current in his Section 16(a) filings.

      Director Samuel Cohen failed to file a Form 5 in a timely manner reporting the purchase of 1,120 shares of common stock. The Form 5 was filed late and Mr. Cohen is now current in his Section 16(a) filings.

      Based solely upon a review of the reports filed with the SEC and furnished to the Holding Company, as well as information furnished to the Holding Company by various reporting persons, the Holding Company believes that all other Section 16(a) filing requirements were complied with.

Employment Agreement

      The Bank and the Holding Company entered into an employment agreement with Wesley E. Richardson as President of the Bank and the Holding Company. The employment agreement will expire on May 17, 2001. The base salary payable to Mr. Richardson under the employment agreement for fiscal year 1999 was $86,991. The employment agreement also provides for participation in discretionary bonuses, stock option, retirement and other benefit plans.

      In addition, the employment agreement provides for a severance payment equal to 2.99 times the average annual compensation paid to Mr. Richardson and includable in his gross income, for federal income tax purposes, during the five calendar years preceding the taxable year in which the date of termination occurs in the event of termination of employment by Mr. Richardson for "good reason" following a change in control of the Holding Company or the Bank. "Good reason" includes a breach by either the Holding Company or the Bank of the agreement and, subsequent to a change in control of the Holding Company or the Bank, the assignment of Mr. Richardson to duties inconsistent with those performed immediately prior to the change in control, a change in Mr. Richardson's reporting responsibilities, title of office, a reduction in annual salary or failure of the Bank or the Holding Company to continue for him any bonus, benefit or compensation plan. The term "change in control" as defined in the agreement includes, but is not limited to, the following: (1) the acquisition of beneficial ownership by certain individuals of 25% or more of the combined voting power of the Holding Company's or the Bank's then outstanding securities; or (2) during any period of two consecutive years, a change in the majority of the Board of Directors of the Holding Company or the Bank for any reason unless the election of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      If Mr. Richardson terminates his employment for good reason following a change in control, such severance payments will be paid in a lump sum on or before the fifth day following the date of termination. However, if the severance payment would be deemed to constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the severance payment will be reduced to the extent necessary to ensure that no portion of the severance payment is subject to the excise tax imposed by Section 4999 of the Code.

      If Mr. Richardson terminates his employment at any time for breach of contract by the Bank or the Holding Company, which termination is not preceded by a change of control, or the Bank or the Holding Company terminates his employment, during the contract period, for other than just cause, he will receive periodic severance payments over a period not to exceed two years in the amount equal to his current salary in effect at the date of termination times the lesser of the number of years (including partial years) remaining in the term of his employment agreement or 2.99.

      The agreement with Mr. Richardson, to the extent that it increases the cost of any acquisition of control of the Holding Company, could be deemed to have an anti-takeover effect. Assuming that Mr. Richardson continues to earn his current base salary, his maximum severance payments upon a change in control will approximate $260,103. As a result, the agreement may tend to perpetuate existing management by discouraging takeover attempts which may be deemed by certain shareholders to be in their best interest and which might be at prices in excess of the then current market value of the common stock.

Certain Transactions and Relationships with Management and Others

      The Bank has extended real estate or consumer loans to certain of its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and, in the judgement of management, do not involve more than the normal risk of noncollectibility or other unfavorable features. In this regard, extension of credit to executive officers and directors is in full compliance with Section 22(h) of the Federal Reserve Act.

Pension Plan

      The Bank maintains a qualified, noncontributory, defined benefit pension plan (the "Pension Plan") for the benefit of its employees. The Pension Plan is administered by Pentegra. All employees participate in the Pension Plan upon the attainment of age 21 and the completion of one year of service. Retirement benefits are fully vested after five years of service or age 65. There are no deductions for Social Security or other offset amounts under the Pension Plan.

      Beginning July 1, 1991, the Pension Plan changed to an integrated plan with Social Security. The current plan uses the year of birth of a participant employee as an additional factor in calculating the retirement benefit, along with the highest five consecutive years' average salary, and the number of years of benefit service.

      The Pension Plan provides an early retirement allowance for participants who commence benefits prior to age 65 after becoming partially or fully vested. The vested accrued benefit otherwise payable at age 65 is reduced by applying an early retirement factor based on the participants age and vesting service when payments begin. Provisions in the Pension Plan, allows for benefits to be delayed after age 65.

      The Pension Plan is qualified under Section 401(a) of the Code and is being administered in accordance with all applicable legal requirements.

      The Bank makes contributions in an amount sufficient to fund the Pension Plan's normal cost of pension benefits and the one-year term cost of death and disability benefits and to amortize unfunded accrued liabilities to the extent required by law.

      The following table illustrates annual pension benefits for a participant retiring in 1999 at age 65, for various levels of compensation and years of service.

              ANNUAL PENSION BENEFITS BASED ON YEAR OF SERVICE

  Average
Compensation     15 Years      20 Years       30 Years       40 Years
------------     --------      --------       --------       --------

  $ 20,000       $ 3,000       $ 4,000        $ 6,000        $ 8,000
    40,000         6,565         8,706         13,059         17,412
    60,000        11,165        14,706         22,059         29,412
    80,000        15,765        20,706         31,059         41,412
   100,000        20,365        26,706         40,059         53,412


      Estimated annual retirement benefits under the Bank's pension plan at the normal retirement date computed upon the basis of present salary level would be $24,860 for Mr. Richardson. Mr. Richardson presently has 15 years of service for purposes of the Pension Plan.


Stock Option Plan

      The Holding Company has in effect an Option Plan, under which an amount equal to 10% of the common stock of the Holding Company is reserved from the authorized but unissued common stock of the Holding Company for future issuance upon exercise of stock options granted to certain key employees and to directors of the Holding Company and the Bank from time to time. The purpose of the Option Plan is to encourage the retention of such key employees and directors by facilitating their purchase of a stock interest in the Holding Company. The Option Plan is intended to provide for the granting of "incentive stock options" under Section 422A of the Code to employees and non-incentive stock options to directors who are not employees of the Holding Company or the Bank.

      The Option Plan is administered by the Option Committee of the Holding Company's Board of Directors. The Committee selects the employees from the Bank and the Holding Company to whom options are to be granted and the number of shares to be granted.

      The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of end of last year:

                     1999 FISCAL YEAR END OPTION VALUES

                                                                       Value of
                                                      Number of       Unexercised
                                                     Unexercised     In-the-Money
                           Shares                    Options at       Options at
                          Acquired                    FY-End(#)         FY-End
                             On          Value/     Exercisable/     Exercisable/
        Name             Exercise(#)    Realized    Unexercisable    Unexercisable
        ----             -----------    --------    -------------    -------------

Wesley E. Richardson       ------       -------      1,185/0(1)       $9,847/0(2)


--------------------
<F1>  All of Mr. Richardson's stock options are immediately exercisable.
<F2>  Based upon a market price of $8.31 at March 31, 1999, minus the exercise price.



Recognition and Retention Plan

      The RRP was adopted by the Board of Directors of the Holding Company and approved by its shareholders at the 1997 Annual Meeting. Similar to the Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and outside directors of the Holding Company. The RRP is administered by the members of the Board's Compensation Committee who are disinterested directors ("Compensation Committee"). All costs and expenses of administering the RRP are paid by the Holding Company.

      As required by the terms of the RRP, the Holding Company has established a trust ("Trust") with Merrill Merchants Bank and has contributed to the Trust, funds sufficient to purchase 27,621 shares of Common Stock, the maximum number of restricted stock awards ("Restricted Stock Awards") that may be granted under the RRP. Shares of Common Stock subject to a Restricted Stock Award are held in the Trust until the Award vests at which time the shares of Common Stock attributable to the portion of the Award that have vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of Common Stock subject to his Award, whether or not the underlying shares have been vested. Restricted Stock Awards are granted under the RRP on a discretionary basis to eligible officers and executives selected by the Compensation Committee and are awarded to outside directors pursuant to the terms of the RRP.

PROPOSAL 2 - RATIFICATION OF BAKER NEWMAN & NOYES, LIMITIED LIABILITY COMPANY, AS INDEPENDENT AUDITORS

      Article VII of the Holding Company's bylaws provides that the Holding Company shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors. The Board of Directors has appointed the accounting firm of Baker Newman & Noyes, Limited Liability Company, to act as independent auditors for the Holding Company for the fiscal year ending March 31, 2000 and recommends a vote FOR the ratification of such appointment.

      A representative of Baker Newman & Noyes, Limited Liability Company, will be present at the Meeting. The representative will have an opportunity to make a statement, if so desired, and will be available to answer appropriate questions.

ANNUAL REPORT AND FINANCIAL STATEMENTS

      A copy of the Holding Company's Annual Report to Shareholders for the year ended March 31, 1999 was mailed to shareholders in conjunction with the mailing of the Proxy Statement. Additional copies of the Holding Company's Annual Report to Shareholders may be obtained by written request to the Vice President of the Holding Company at the address indicated below.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORDED OWNER OF THE HOLDING COMPANY'S COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE HOLDING COMPANY WILL FURNISH TO SUCH PERSONS, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1999, AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT E. CARTER, JR., MID-COAST BANCORP, INC., 1768 ATLANTIC HIGHWAY, BOX 589, WALDOBORO, MAINE 04572. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.



                               REVOCABLE PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           MID-COAST BANCORP, INC.

      UNDERSIGNED Shareholder(s) of MID-COAST BANCORP, INC. (the "Corporation"), 1768 Atlantic Highway, Waldoboro, Maine 04572, hereby appoint(s) Waite Weston and Robert Spear as their designees, with full powers of substitution, proxies of the undersigned to cast all votes which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of the Corporation to be held at 3:00 p.m. on July 28, 1999 at the Samoset Resort, Rockport, Maine, and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, and particularly (without limiting the generality of the foregoing) to vote and act.

1.    Election of the following Directors for a three year term:
      Samuel Cohen    Ronald E. Dolloff    Lincoln O. Orff

              FOR nominees               WITHHOLD AUTHORITY
              listed above        to vote for nominees listed above
                  [ ]                            [ ]

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided.

      --------------------------------------------------------------

2. Proposal to ratify the appointment of Baker Newman & Noyes as the Corporation's independent certified public accountants for fiscal year 2000.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

NOTE: THE CORPORATION KNOWS OF NO OTHER BUSINESS TO COME BEFORE THE MEETING.

      The Proxy Holders intend to vote FOR the Directors and proposals listed herein unless marked to the contrary. If any other business should come before the meeting, this Proxy will be voted in accordance with the best judgment of the Proxy Holders. This Proxy will be used only at the July 28, 1999 Annual Meeting or any adjournment(s) or postponements thereof.

      Undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement dated June 18, 1999 prior to signing this Proxy.

      The Board of Directors recommends a vote FOR all matters to be voted. Please sign, date and return today in the envelope provided. PLEASE SIGN EXACTLY AS SHOWN ON THIS PROXY. ONLY ONE SIGNATURE IS NEEDED FOR JOINT OWNERSHIP.



                                       ----------------------------------------
                                                      Signature

                                       ----------------------------------------
                                                      Signature

                                       ----------------------------------------
                                                        Date

                                       [ ]  I (We) plan to attend the annual
                                            meeting.